EXHIBIT 10.5
Enclosure C to
U-7210-9431018



                       CHANGE ORDER NO. 6

                              DATED

                        FEBRUARY 21, 1995
                               TO

                   PURCHASE AGREEMENT NO. 1663

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                        UNITED AIR LINES

Purchase Agreement No. 1663, dated December 18, 1990, between The
Boeing Company and United Airlines, is hereby amended in accordance with Article 7.1 thereof as follows:

I.     Changes To Detail Specification D019W001-UAL-IA.

The effects of the changes listed below are hereby incorporated into Detail Specification D019W001-UAL-IA under Revision F, dated
November 15, 1994.

CHANGE NO./TITLE/AFFECTED AIRCRAFT:

CHANGE REQUESTS

      None

MASTER CHANGES

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


MISCELLANEOUS CHANGES

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Cumulative Weight Effect:


The cumulative effect of the foregoing changes, except Rapid
Revisions, on the weight of the affected Model 777-222 Aircraft, as reflected in Paragraph 3-60-00 of the Detail Specification is:

    Affected                MEW         OEW
    Aircraft                lbs.        lbs.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



    II.  Effect of Changes on Purchase Agreement No. 1663.

    The effects of the foregoing changes, except Rapid Revisions, on the scheduled month of delivery, basic price and advance payment base price of each affected Aircraft, as described in Articles 2 and 3. respectively, of the Purchase Agreement, are set forth below:


                    Effect On             Effect On Basic
    Affected        Delivery              Price Per Aircraft
    Aircraft        Month (Art.2)         (Art.3 1990 Ste $)

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

    SIGNED as of the day and year first above written.

    THE BOEING COMPANY                 UNITED AIR LINES, INC


    By:  /s/ R.C. Nelson               By:  /s/ D.A. Hacker

    Title:  Attorney-in-Fact           Title:  Senior Vice President
                                               and Chief Financial Officer